SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 29, 1999


                           One World Online.com, Inc.
                       (Formerly Medizone Canada Limited)

                                     Nevada
                 (State or other jurisdiction of incorporation)


                  33-16757                              87-0431771
         (Commission file number)             (IRS employer identification no.)


                  4778 North 300 West, Suite 200
                              Provo, UT                            84604
         (Address of principal executive offices)                (Zip Code)


                                 (801) 852-3540
               (Registrants telephone number, including area code)


                             Medizone Canada Limited
                           55 West 200 North, Suite 2
                                 Provo, UT 84601
                     (Former name and address of registrant)

Item 1.           Change in Control of Registrant.

         The Registrant was originally organized under the laws of the State of Utah on July 27, 1984, but changed its corporate domicile on August 4, 1998 to the State of Nevada. The Registrant changed its name on June 29, 1999, to One World Online.com, Inc. in connection with the acquisition of One World Online Incorporated ("OWO") and I Ventures, Inc. ("IVI") (the "Acquisition").

         The Company had 2,250,176 shares of Common Stock issued as of its year ended December 31, 1998. However, effective April 26, 1999, the Company effectuated a 4 for 1 forward split of the outstanding shares and a shareholder contributed for cancellation certain shares resulting in the Company having 9,000,000 shares outstanding prior to the acquisition of OWO and IVI. The Company completed, on June 29, 1999, the acquisition of OWO and IVI and issued to the shareholders of OWO and IVI Corporation an aggregate of 12,725,000 share of Common Stock. In connection with these acquisitions, certain shareholders contributed 6,250,000 shares for cancellation. The Company now has 15,475,000 shares of Common Stock issued and outstanding as of the date hereof.

         The Registrant proposes to become a nationwide provider of consumer Internet access, electronic commerce (e-commerce) solutions for businesses, and Internet training for businesses and individuals. The Registrant has also established the One World Online Shopping Community, which includes a broad range of retail products, educational information, 24-hour radio broadcasts, news and entertainment. The Registrant's Internet access services will be provided through a strategic network arrangement with PSINet Inc. (Nasdaq:PSIX), whose nationwide Internet backbone has approximately 888 "Points of Presence" (local telephone numbers through which subscribers can access the Internet) in approximately 284 U.S. cities covering approximately 85% of the U.S. population. The Registrant will market its products utilizing a direct marketing approach through a network of Internet marketing consultants who are compensated based on their personal sales volume, as well as the sales volume of their IMC network and customers.

         The Company is currently located in leased premises at 4778 North 300 West, Suite 200, Provo, Utah 84604, that contain approximately 7,400 square feet of office space under a three year lease commencing July 1, 1999, with an option to renew. The rent is $10,792 per month.

         The Company has approximately sixty full time employees which it expects to maintain for the near future.

         At the closing of the acquisition of OWO and IVI the sole officer and director of the registrant resigned and new management was appointed. The following table sets forth the persons who serve as the directors and executive officers of the Company and subsidiaries. Directors are elected for a period of one year and thereafter serve until the next annual meeting at which their successors are duly elected by the stockholders. Officers and other employees serve at the will of the Board of Directors.

One World Online.com, Inc.
--------------------------

Name                                Age          Position

Kelly M. Thayer                     41           Chairman of the Board

Jeff Martin                         52           Director

David N. Nemelka                    34           Director, President and CEO

Paul D. Korth                       35           Secretary/Treasurer


One World Online Incorporated
-----------------------------

Wayne Holbrook                      44           Director, President

B. Ray Zoll                         52           Director, Executive Vice
                                                 President, Corporate Counsel

David N. Nemelka                    34           Director, Secretary/Treasurer


I Ventures, Inc.
----------------

David N. Nemelka                    34           Director

Jeff Martin                         52           Director, President

Joseph M. Udall                     34           Director, Secretary/Treasurer,
                                                 Corporate Counsel

Robert Wright                       40           Chief Technical Officer

Brent Lee Metcalfe                  39           Director Web Development

Lance King                          42           Director of Application
                                                 Development

Management Team

         Kelly M. Thayer, Chairman of the Board, Secretary/Treasurer and co-founder of OWO, he has eighteen year experience in managing, marketing and consulting work involving public and privately-held businesses. He was founder and CEO of Clear Image, Inc. (1980-1997) a marketing company with over 100 employees in offices in both Los Angeles and Utah. In his eighteen years with Clear Image he worked with over 200 companies and produced over 700 films and videos for companies such as Matol, Delta Airlines, Herbalife International and Tupperware. In 1995 he began a partnership with the company Net Profit as one of the first companies to market and develop web sites on the Internet.

         David N. Nemelka, CEO, Director and co-founder brings six years of marketing and finance experience with both private and public companies. He was founder and President of McKinley Capital, a successful financial consulting company from 1994 to the present. He worked in Brand Management for Proctor and Gamble (1993-1994) where he developed the marketing plan for a budgeted $20 million new product launch. Mr. Nemelka received his B.S. in business finance from Brigham Young University and his MBA from the Wharton Business School at the University of Pennsylvania.

         Jeff Martin, Director, President of IVI has a proven track record in developing and growing businesses. For the past six years he has served on the Board of Directors and as Purchasing Chairman for Corporate Express a $13 billion marketing and buying group. Prior to Corporate Express he served as President of his own company which was voted one of the ten best in their industry of over 17,000 businesses in 1990. His company was awarded the Small Business of the Year Award for the West in 1987, 1988 and 1993. He has served on the National Advisory Board Councils for companies such as 3M, McKesson Champion, and Globe International.

         Paul D. Korth, Secretary/Treasurer and Controller has significant public and private accounting experience. From March, 1998 until May 1999, he worked as a controller at Komatsu Equipment Company where he was responsible for all areas of financial reporting. Prior to working at Komatsu, he worked in public accounting with a variety of companies, both public and private. From January 1997 until March 1998 he was a Senior Accountant at Deloitte & Touche, LLP and managed all phases of audits. From September 1994 until December 1996 he worked at Price Waterhouse LLP where he was rated first in his public accounting class. Paul received his MBA, with an accounting emphasis, from Arizona State University in May of 1994 where he was on the Dean's list, and his BS, Business Management - Finance degree from Brigham Young University in August of 1989.

         Wayne Holbrook, Director, and President of OWO, has ten years experience in the network marketing industry both in the field and as an executive in a public company. From 1996 to 1998 he served as executive vice president of Global Connections where he managed the information systems, customer service, marketing and fulfillment. While at Global Connections he helped launch the Golf Connections concept and hew was instrumental in the development of the corporate Internet strategy. From 1993-1995 he was a distributor for Quorum International where he became thee top producer in Europe with a sales organization of 47,000 distributors. From 1988 to 1993 he was a distributor at National Safety Associates where he built a 35,000 person organization and reached to highest level in the compensation structure within seven months.

         B. Ray Zoll, Director, Executive Vice President and Corporate Counsel of OWO, has been a practicing attorney for the past twenty years focusing on litigation, real estate and business law. In 1997 he co-founded and served as Chairman of World Connections a successful Internet web development and e-commerce company which was sold in 1999. He has also been involved in network marketing since 1989 and has built a highly profitable network of over 15,000 distributors for NuSkin International.

         Joseph M. Udall, Director, Secretary/Treasurer, Vice President and Corporate Counsel of IVI brings significant experience working with technology companies. He has been a practicing attorney for the past six years focusing on corporate and software licensing law. From May 1998 to May 1999 he worked with Udall, Zachreson & Smith specializing on general business law and software licensing. From March 1995 to April 1998 he worked as Osborn Maledon, P.A. where he was a partner representing various technology companies in the software and Internet business. Prior to Osborn Maledon he was an associate at Meyer, Hendricks, Victor, Osborn & Maledon, P.A. from September 1993 to April 1995. Mr. Udall graduated Valedictorian, summa cum laude from the Arizona State University College of Law in 1992 and B.A. magna cum laude in Economics from Brigham Young University in 1989.

         Robert Wright, Chief Technical Officer for IVI has been involved with the Internet since its inception. His background in electronic publishing and e-commerce include projects for companies such as Novell, Corel, Word Perfect, Meckler Media and other Fortune 500 companies. He was the founding Director of New Media Development for Word Perfect's publishing division and has been a featured speaker at Internet World. He also worked at Novell including the creation and development of dynamic database publishing tools. He is the inventor of the IVY Binder, an electronic publishing and content management tool.

         Brent Lee Metcalfe, Director of Web Development for IVI bring a powerful resume of technical achievement. During his seven years working for Novell he developed the Web-based documentation user interface for key Novell products, including NetWare, Z.E.N. words and Groupwise. Brent is the founder of im@go w3 design, an Internet cousulting firm. His highly regarded technical writings include: "Forms with Function" on onets builder.com, and "Advanced JavaScript Windowing-PartOne: Self-Closing Popups" and "Advanced JavaScript Windowing-Part Two: Kiosk Popups" on developer.com.

         Upon the consummation of the Acquisition, the new Officers and Directors of the Registrant as a group (3 persons) owned as a group 16.5% of the voting securities of the Registrant not including any options.

         As a result of the Acquisition the shareholders of OWO and IVI acquired control of the Registrant. The source of consideration used by the shareholders of OWO and IVI in the Acquisition of the Registrant were the shares of common stock of OWO and IVI respectively owned or held beneficially prior to the Acquisition that were acquired by the Registrant upon consummation of the Acquisition in exchange for the same number of similar securities issued by the Registrant.

         The Registrant is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Registrant.

Item 2.           Acquisition or Disposition of Assets.

         See Item 1, above.

Item 4.           Changes in Registrant's Certifying Accountant.

         In connection with the acquisition of OWO and IVI described herein, the new Board of Directors made the decision to continue the services of the auditors for OWO and IVI as the auditors for the Registrant because they were familiar with the business of the companies acquired and therefore on July 12, 1999, the final decision was made to dismiss the Registrant's prior auditors.

         No accountant's report on the Registrant's financial statements for the past two years has contained an adverse opinion or disclaimer of opinion or has been qualified or modified as to uncertainty, audit scope, accounting principles other than a qualification as to the Registrant's ability to continue as a "going concern".

         During the Registrant's two most recent fiscal years and any subsequent interim period preceding this dismissal there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

         Tanner & Co. of Salt Lake City, Utah was appointed as the Registrant's auditor on July 12, 1999. The Registrant did not consult its prior accountant or new accountant regarding the accounting issues described in Rule 304(a)(2) of Regulation S-K.

Item 5.           Other Events.

         In connection with certain corporate actions approved by the Registrant's board of directors and by written consent of shareholders owning in excess of a majority of the Company's outstanding Common Stock, the following matters were accomplished on or about June 29, 1999:

                  (a) The acquisition of all the outstanding capital stock of One World Online, Incorporated, ("OWO") and I Ventures, Inc. ("IVI"), following which those two corporations became wholly-owned subsidiaries of the Company (the "Acquisition"). In connection with the Acquisition, at the closing thereof (the "Closing" or "Closing Date"), the Company accepted from certain existing shareholders 6,250,000 shares of common stock for cancellation and issued to the shareholders of OWO and IVI, an aggregate of 12,725,000 restricted shares of common stock so that the Company has 15,475,000 shares of common stock outstanding;

                  (b) An amendment to the Company's articles of incorporation to
         (1)  change  its name to One  World  Online.com,  Inc.,  (2)  authorize
         1,000,000 shares of blank check preferred stock, and (3) add a provision eliminating liability of officers and directors to shareholders for breach of fiduciary duty under Nevada law;

                  (c) The resignation of Brenda Hall as the sole officer and director of the Company along with the election of the following nominees to serve as the directors of the Company subsequent to the
         Acquisition: Kelly M. Thayer, Jeff Martin and David N. Nemelka; and

                  (d)The adoption of a 1999 Stock Option Plan covering 4,000,000 shares.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

         The Registrant has determined to file reports as a small business issuer as defined in Regulation S-B for its 1997, 1998, and 1999 fiscal years and accordingly will comply with the financial statement requirements of Item 310 of Regulation S-B. Required financial statements of OWO and IVI, under Regulation S-B are attached hereto.

         (b)      Pro Forma Financial Information.

         Pro forma financial information is attached hereto.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Reorganization dated as of June 29, 1999, among Registrant, Medizone Canada Limited, a certain shareholder of Registrant and One World Online Incorporated.

                  2.2 Agreement and Plan of Reorganization dated as of June 29, 1999, among Registrant, Medizone Canada Limited, a certain shareholder of Registrant and I Ventures, Inc.

                  3(i).1   Amended Articles of Incorporation of Registrant.

Item 8.                    Change in Fiscal Year.

         On June 29, 1999, the Registrant made the decision to change its fiscal year end from December 31st to June 30th, effective immediately. The Registrant will file a Form 10-KSB covering the transition period ending June 30, 1999.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          One World Online.com, Inc.


                                          /s/ David  N. Nemlka
                                          -------------------------------
                                          David N. Nemlka, President


Date:  July 13, 1999.


T83(a)form8-k.owo

ONE WORLD ONLINE INCORPORATED
(A Development Stage Company)
Financial Statements
December 31, 1998

                                                   ONE WORLD ONLINE INCORPORATED
                                                   (A Development Stage Company)
                                                   Index to Financial Statements

--------------------------------------------------------------------------------





                                                                            Page

Independent Auditors' Report                                                 F-2


Balance sheet                                                                F-3


Statement of operations                                                      F-4


Statement of stockholders' equity                                            F-5


Statement of cash flows                                                      F-6


Notes to financial statements                                                F-7



--------------------------------------------------------------------------------
                                                                             F-1

                                                    INDEPENDENT AUDITORS' REPORT


To the Board of Directors
and Stockholders of
One World Online Incorporated


We have audited the accompanying balance sheet of One World Online Incorporated(a development stage company), as of December 31, 1998 and the related statements of operations, stockholders' equity and cash flows for the period November 12, 1998 (date of inception) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of One World Online Incorporated, as of December 31, 1998 and the results of its operations and its cash flows for the period November 12, 1998 (date of inception) to December 31, 1998, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a deficit in working capital, incurred a loss and has not generated any revenues. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                        TANNER + Co.




Salt Lake City, Utah
May 7, 1999

                                                   ONE WORLD ONLINE INCORPORATED
                                                   (A Development Stage Company)
                                                                   Balance Sheet

                                                               December 31, 1998
--------------------------------------------------------------------------------



              Assets
              ------

Current assets:
     Cash                                                    $           80,255
     Stock subscription receivable                                      171,500
     Prepaid expenses                                                     3,000
                                                             -------------------

                  Total current assets                                  254,755

Investment                                                              495,000
Equipment, net                                                           31,431
Other assets                                                              3,149
                                                             -------------------

                  Total assets                               $          784,335
                                                             -------------------

--------------------------------------------------------------------------------


              Liabilities and Stockholders' Equity
              ------------------------------------

Current liabilities:
     Accounts payable                                        $            2,530
     Accrued liabilities                                                 37,747
     Related party note payable                                          19,000
     Stock subscription payable                                         425,000
     Current portion of capital lease obligation                          5,071
                                                             -------------------

                  Total current liabilities                             489,348
                                                             -------------------

Capital lease obligation                                                 12,419
                                                             -------------------

Commitments                                                                 -

Stockholders' equity:
     Common stock, $.001 par value 50,000,000 shares
       authorized, 386,500 shares issued and outstanding                    387
     Additional paid in capital                                         386,113
     Accumulated deficit                                               (103,932)
                                                             -------------------

                  Total stockholders' equity                            282,568
                                                             -------------------

                  Total liabilities and stockholders' equity $          784,335
                                                             -------------------


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                              F-3

                                                   ONE WORLD ONLINE INCORPORATED
                                                   (A Development Stage Company)
                                                         Statement of Operations

                      November 12, 1998 (Date of Inception) to December 31, 1998
--------------------------------------------------------------------------------








Revenue                                                      $              -

General and administrative expenses                                     (98,932)
Equity in loss of unconsolidated subsidiary                              (5,000)
                                                             -------------------

                  Loss before income taxes                             (103,932)

Income tax benefit                                                          -
                                                             -------------------

              Net loss                                       $         (103,932)
                                                             -------------------

Loss per share - basic and diluted                           $            (2.60)
                                                             -------------------

Weighted average shares - basic and diluted                              40,000
                                                             -------------------




--------------------------------------------------------------------------------
See accompanying notes to financial statements.                              F-4

                                                   ONE WORLD ONLINE INCORPORATED
                                                   (A Development Stage Company)
                                               Statement of Stockholders' Equity

                      November 12, 1998 (Date of Inception) to December 31, 1998
--------------------------------------------------------------------------------





                                                   Common Stock              Additional
                                              -------------------------       Paid-In        Accumulated
                                                Shares      Amount            Capital          Deficit
                                              ------------------------------------------------------------

Balance at November 12, 1998                        -    $            -   $            -    $            -

Issuance of common stock for:
     Cash                                     215,000               215          214,785                 -
     Subscription receivable                  171,500               172          171,328                 -

Net loss                                            -                 -                -          (103,932)
                                              ------------------------------------------------------------

Balance at December 31, 1998                  386,500    $          387   $      386,113    $     (103,932)
                                              ------------------------------------------------------------




----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.                                                        F-5


                                                   ONE WORLD ONLINE INCORPORATED
                                                   (A Development Stage Company)
                                                         Statement of Cash Flows

                      November 12, 1998 (Date of Inception) to December 31, 1998
--------------------------------------------------------------------------------





Cash flows from operating activities:
     Net loss                                                    $     (103,932)
     Adjustments to reconcile net loss to
       net cash used in operating activities:
         Equity in loss of unconsolidated subsidiary                      5,000
         Depreciation                                                       789
         Increase in:
              Prepaid expenses                                           (3,000)
              Other assets                                               (3,149)
         Increase in:
              Accounts payable                                            2,530
              Accrued liabilities                                        37,747
                                                                 ---------------

                  Net cash used in
                  operating activities                                  (64,015)
                                                                 ---------------

Cash flows from investing activities:
     Purchase of equipment                                              (14,730)
     Investment in affiliate                                            (75,000)
                                                                 ---------------

                  Net cash used in
                  Investing activities                                  (89,730)
                                                                 ---------------

Cash flows from financing activities:
     Increase in related party payable                                   19,000
     Issuance of common stock                                           215,000
                                                                 ---------------

                  Net cash provided by
                  financing activities                                  234,000
                                                                 ---------------

Net increase in cash                                                     80,255

Cash, beginning of period                                                     -
                                                                 ---------------

Cash, end of period                                              $       80,255
                                                                 ---------------



--------------------------------------------------------------------------------
See accompanying notes to financial statements.                              F-6

                                                   ONE WORLD ONLINE INCORPORATED
                                                   (A Development Stage Company)
                                                   Notes to Financial Statements

                                                               December 31, 1998
--------------------------------------------------------------------------------


1.   Organization and Summary of Significant Accounting Policies

Organization
One World Online Incorporated (the Company) was incorporated in the State of Utah on November 12, 1998 for the purpose of, but not limited to, developing and marketing various Internet and Internet-related products and services.


In accordance with SFAS No. 7, the Company is considered to be in the developmental stage. The Company is devoting substantially all of its efforts to establishing a new business. No principal operations have commenced and no significant revenues have been derived from operations.


Concentration of Credit Risk
The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.


Cash and Cash Equivalents
For purposes of the statement of cash flows, cash includes all cash and investments with original maturities to the Company of three months or less.


Investment
The Company owns an investment in I-Ventures, Inc. which also provides services to the Company. Since the Company exercises significant control, the investment is accounted for using the equity method.


Equipment
Equipment is recorded at cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives.


Income Taxes
Deferred income taxes are provided in amounts sufficient to give effect to temporary differences between financial and tax reporting.


Loss Per Share
The computation of basic earnings per common share is based on the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
                                                                             F-7

                                                   ONE WORLD ONLINE INCORPORATED
                                                   (A Development Stage Company)
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



1.   Organization and Summary of Significant Accounting Policies Continued

Loss Per Share - Continued
The computation of diluted earning per common share is based on the weighted average number of shares outstanding during the period plus the common stock equivalents which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the period. Common stock equivalents are not included in the diluted earnings per share calculation when their effect is antidilutive.


Use of Estimates in Financial Statements
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.


2.   Going Concern

The accompanying financial statements of One World Online Incorporated, have been prepared on a going-concern basis, which contemplates profitable operations and the satisfaction of liabilities in the normal course of business. There are uncertainties that raise substantial doubt about the ability of the Company to continue as a going concern. As shown in the statement of operations, the Company has had no revenues from operations and reported a net loss of $103,932 for the period ended December 31, 1998.


The Company's continuation as a going concern is dependent upon its ability to satisfactorily meet its debt obligations, secure adequate new financing and generate sufficient cash flows from operations to meet its obligations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


Management has entered into a plan where it is pursuing other financing and searching for additional business opportunities. It is not known if the Company will be successful.





--------------------------------------------------------------------------------
                                                                             F-8

                                                   ONE WORLD ONLINE INCORPORATED
                                                   (A Development Stage Company)
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



3.   Equipment

Equipment consists of the following:


Computers and fixtures                                        $          22,690
Office furniture and fixtures                                             9,530
                                                              ------------------

                                                                         32,220

Less accumulated depreciation and amortization                             (789)
                                                              ------------------

                                                              $          31,431
                                                              ------------------




4.   Related Party Notes Payable

The Company has an unsecured note payable due to a shareholder totaling $19,000. The note has a stated interest rate of 10% and is due on demand.


5.   Stock Subscription Payable

The Company has entered into a subscription agreement to purchase additional shares of I-Ventures, Inc. for $425,000 which was paid prior to May 7, 1999.


6.   Capital Lease Obligation

The Company leases certain computers and equipment under a noncancellable capital lease. The terms of the lease include an option to purchase the equipment at the end of the lease and an imputed interest rate of 16.5%. The computers and equipment held under the capital lease has a cost of $17,490 and accumulated depreciation of $486 at December 31, 1998.


--------------------------------------------------------------------------------
                                                                             F-9

                                                   ONE WORLD ONLINE INCORPORATED
                                                   (A Development Stage Company)
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------


6.   Capital Lease Obligation Continued

Amortization expense for the year ended December 31, 1998 was $486.

Future minimum lease payments as of December 31, 1998 are as follows:


     Year Ending                                                    Amount
                                                              ------------------

                           1999                               $           7,332
                           2000                                           7,332
                           2001                                           7,332
                                                              ------------------

                                                                         21,996

     Less amount representing interest                                   (4,506)
                                                              ------------------

     Present value of future minimum lease payments           $          17,490
                                                              ------------------



Future maturities of the capital lease obligation is as follows:


     Year Ending                                                    Amount
                                                              ------------------

                           1999                               $           5,071
                           2000                                           5,702
                           2001                                           6,717
                                                              ------------------

                                                              $          17,490
                                                              ------------------



7.   Income Taxes

The benefit for income taxes is different from amounts which would be provided by applying the statutory federal income tax rate to loss before benefit for income taxes for the following reasons:


Federal income tax benefit at statutory rate                  $          36,000
Change in valuation allowance                                           (36,000)
                                                              ------------------

                                                              $              -
                                                              ------------------




--------------------------------------------------------------------------------
                                                                            F-10

                                                   ONE WORLD ONLINE INCORPORATED
                                                   (A Development Stage Company)
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------


7.   Income Taxes Continued

Deferred tax assets (liabilities) consist of the following:


Net operating loss carryforward                               $          36,000
Valuation allowance                                                     (36,000)
                                                              ------------------

                                                              $              -
                                                              ------------------



At December 31, 1998, the Company has a net operating loss carryforward available to offset future taxable income of approximately $103,000, which will begin to expire in 2019. The utilization of the net operating loss carryforward is dependent upon the tax laws in effect at the time the net operating loss carryforwards can be utilized. The Tax Reform Act of 1986 significantly limits the annual amount that can be utilized for certain of these carryforward as a result of the change in ownership.


8.   Supplemental Cash Flow Disclosure

There were no amounts paid for interest or income taxes for the period November 12, 1998 (date of inception) to December 31, 1998.

During the period ended December 31, 1998:

o    The Company acquired equipment in exchange for a capital lease of $17,490.

o The Company acquired 425,000 shares of I-Ventures, Inc. in exchange for a stock subscription payable.

o The Company issued 171,500 shares of common stock in exchange for a stock subscription receivable which was paid prior to May 7, 1999.


9.   Related Party Transactions

During the period ended December 31, 1998, the Company acquired certain equipment from a related party totaling $11,000.

--------------------------------------------------------------------------------
                                                                            F-11

I VENTURES, INC.
(A Development Stage Company)
Financial Statements
December 31, 1998 and 1997


                                                                I VENTURES, INC.
                                                   (A Development Stage Company)
                                                   Index to Financial Statements

--------------------------------------------------------------------------------





                                                                            Page

Independent Auditors' Report                                                F-2


Balance sheet                                                               F-3


Statement of operations                                                     F-4


Statement of stockholders' equity                                           F-5


Statement of cash flows                                                     F-6


Notes to financial statements                                               F-7

                                                    INDEPENDENT AUDITORS' REPORT


To the Board of Directors
and Stockholders of
I Ventures, Inc.


We have audited the accompanying balance sheet of I Ventures, Inc.(a development stage company), as of December 31, 1998 and 1997 and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 1998 and 1997 and the cumulative amounts since inception. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of I Ventures, Inc., as of December 31, 1998 and 1997 and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997 and the cumulative amounts since inception, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a deficit in working capital, incurred a loss and has not generated any revenues. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                  TANNER + Co.




Salt Lake City, Utah
June 23, 1999


                                                                                          I VENTURES, INC.
                                                                             (A Development Stage Company)
                                                                                             Balance Sheet

                                                                                              December 31,
----------------------------------------------------------------------------------------------------------



              Assets                                                         1998              1997
                                                                       -----------------------------------

Current assets:
     Cash                                                              $           5,808   $           883
     Stock subscription receivable                                               425,000                 -
                                                                       -----------------------------------

                  Total current assets                                           430,808               883

Property and equipment, net                                                       88,835                 -
                                                                       -----------------------------------

                  Total assets                                         $         519,643   $           883
                                                                       -----------------------------------

----------------------------------------------------------------------------------------------------------


              Liabilities and Stockholders' Equity

Current liabilities:
     Accrued liabilities                                               $           9,812   $             -
     Related party payables                                                       82,743                 -
                                                                       -----------------------------------

                  Total current liabilities                                       92,555                 -
                                                                       -----------------------------------

Commitments                                                                            -                 -

Stockholders' equity:
     Common stock, $.001 par value 50,000,000 shares
       authorized, 8,525,000 and 1,000,000  shares issued
       and outstanding, respectively                                               8,525             1,000
     Additional paid in capital                                                  510,038                 -
     Accumulated deficit                                                         (91,475)             (117)
                                                                       -----------------------------------

                  Total stockholders' equity                                     427,088               883
                                                                       -----------------------------------

                  Total liabilities and stockholders' equity           $         519,643   $           883
                                                                       -----------------------------------



----------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.
                                                                                                       F-3


                                                                                          I VENTURES, INC.
                                                                             (A Development Stage Company)
                                                                                   Statement of Operations

                                                           Years Ended December 31, and Cumulative Amounts
----------------------------------------------------------------------------------------------------------


                                                                                            Cumulative
                                                            1998             1997            Amounts
                                                     -----------------------------------------------------

Revenue                                              $                    $            -   $             -

General and administrative expenses                             (91,358)            (117)          (91,475)
                                                     -----------------------------------------------------

                  Loss before income taxes                      (91,358)            (117)          (91,475)

Income tax benefit                                                    -                -                 -
                                                     -----------------------------------------------------

              Net loss                               $          (91,358)  $         (117)  $       (91,475)
                                                     -----------------------------------------------------

Loss per share - basic and diluted                   $            (.06)   $         (.00)  $          (.07)
                                                     -----------------------------------------------------

Weighted average shares - basic and diluted                  1,636,000         1,000,000         1,318,000
                                                     -----------------------------------------------------




----------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.
                                                                                                       F-4


                                                                                          I VENTURES, INC.
                                                                             (A Development Stage Company)
                                                                         Statement of Stockholders' Equity

                                                December 30, 1996 (Date of Inception) to December 31, 1998
----------------------------------------------------------------------------------------------------------

                                                                  Additional
                                            Common Stock           Paid-In     Accumulated
                                    ----------------------------
                                        Shares        Amount       Capital       Deficit        Total
                                    ----------------------------------------------------------------------

Balance at December 30, 1996                     -   $         -   $         -   $         -   $         -             -

Issuance of common stock for cash        1,000,000         1,000             -             -         1,000
                                    ----------------------------------------------------------------------

Balance December 31, 1996                1,000,000         1,000             -             -         1,000

Net loss                                         -             -             -          (117)         (117)
                                    ----------------------------------------------------------------------

Balance at December 31, 1997             1,000,000         1,000                  -     (117)          883

Issuance of common stock for:
     Cash                                7,000,000         7,000        10,500             -        17,500
     Subscription receivable               500,000           500       499,500             -       500,000
     Property and equipment                 25,000            25            38             -            63

Net loss                                         -             -             -       (91,358)      (91,358)
                                    ----------------------------------------------------------------------

Balance at December 31, 1998             8,525,000   $     8,525   $   510,038   $   (91,475)  $   427,088
                                    ----------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.
                                                                                                       F-5

                                                                                          I VENTURES, INC.
                                                                             (A Development Stage Company)
                                                                                   Statement of Cash Flows

                                                           Years Ended December 31, and Cumulative Amounts
----------------------------------------------------------------------------------------------------------


                                                                                            Cumulative
                                                            1998             1997            Amounts
                                                     -----------------------------------------------------

Cash flows from operating activities:
     Net loss                                        $          (91,358)  $         (117)  $       (91,475)
     Adjustments to reconcile net loss to
       net cash used in operating activities:
         Depreciation                                             1,349                -             1,349
         Increase in accrued liabilities                          9,812                -             9,812
                                                     -----------------------------------------------------

                  Net cash used in
                  operating activities                          (80,197)            (117)          (80,314)
                                                     -----------------------------------------------------

Cash flows from investing activities-
     purchase of property and equipment                         (27,378)               -           (27,378)
                                                     -----------------------------------------------------

Cash flows from financing activities:
     Proceeds from issuance of common stock                      92,500            1,000            93,500
     Increase in related party payables                          20,000                -            20,000
                                                     -----------------------------------------------------

                  Net cash provided by
                  financing activities                          112,500            1,000           113,500
                                                     -----------------------------------------------------

Net increase in cash                                              4,925              883             5,808

Cash, beginning of period                                           883                -                 -
                                                     -----------------------------------------------------

Cash, end of period                                  $            5,808   $          883   $         5,808
                                                     -----------------------------------------------------



----------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.
                                                                                                       F-6

                                                                I VENTURES, INC.
                                                   (A Development Stage Company)
                                                   Notes to Financial Statements

                                                      December 31, 1998 and 1997
--------------------------------------------------------------------------------


1.   Organization and Summary of Significant Accounting Policies

Organization
I Ventures, Inc. (the Company) was incorporated in the State of Colorado on June 14, 1996 for the purpose of, but not limited to, developing and marketing various Internet and Internet-related products and services.

From June 14, 1996 until December 30, 1996 (date of inception) I Ventures, Inc. was an inactive company. On December 30, 1996, I Ventures became a development stage enterprise as defined in Statement of Financial Accounting Standards No. 7, "Auditing and Reporting by Development Stage Enterprises."


In accordance with SFAS No. 7, the Company is considered to be in the developmental stage. The Company is devoting substantially all of its efforts to establishing a new business. No principal operations have commenced and no significant revenues have been derived from operations.


Concentration of Credit Risk
The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.


Cash and Cash Equivalents
For purposes of the statement of cash flows, cash includes all cash and investments with original maturities to the Company of three months or less.


Property and Equipment
Equipment is recorded at cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives.


Income Taxes
Deferred income taxes are provided in amounts sufficient to give effect to temporary differences between financial and tax reporting.


Loss Per Share
The computation of basic earnings per common share is based on the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------

                                                                I VENTURES, INC.
                                                   (A Development Stage Company)
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



1.   Organization and Summary of Significant Accounting Policies
     Continued

Loss Per Share - Continued
The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the period plus the common stock equivalents which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the period. Common stock equivalents are not included in the diluted earnings per share calculation when their effect is antidilutive.



Use of Estimates in Financial Statements
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.


2.   Going Concern

The accompanying financial statements of I Ventures, Inc., have been prepared on a going-concern basis, which contemplates profitable operations and the satisfaction of liabilities in the normal course of business. There are uncertainties that raise substantial doubt about the ability of the Company to continue as a going concern. As shown in the statement of operations, the Company has had no revenues from operations and reported a net loss of $91,358 for the year ended December 31, 1998.


The Company's continuation as a going concern is dependent upon its ability to satisfactorily meet its debt obligations, secure adequate new financing and generate sufficient cash flows from operations to meet its obligations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


Management has entered into a plan where it is pursuing other financing and searching for additional business opportunities. It is not known if the Company will be successful.


--------------------------------------------------------------------------------

                                                                I VENTURES, INC.
                                                   (A Development Stage Company)
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



3.   Property and Equipment

Property and equipment consists of the following:


Computers and fixtures                                    $          85,895
Office furniture and fixtures                                         4,289
                                                          -----------------

                                                                     90,184

Less accumulated depreciation and amortization                       (1,349)
                                                          -----------------

                                                          $          88,835
                                                          -----------------



4.   Related Party Payables

The Company has unsecured notes to an officer/shareholder of the Company. The notes bear interest at 15%, are due on demand and had aggregate outstanding balances of $20,000 at December 31, 1998.

The  Company  has  an  unsecured,   non-interest  bearing  note  payable  to  an
employee/shareholder of $62,743 as of December 31, 1998 which is due on demand.


5.   Stock Subscription Receivable

During the year ended December 31, 1998, the Company entered into a stock subscription agreement with One World Online, Incorporated for 500,000 shares of the Company's common stock for $500,000. Subsequent to the year ended December 31, 1998 the remaining balance of $425,00 was collected.



--------------------------------------------------------------------------------

                                                                I VENTURES, INC.
                                                   (A Development Stage Company)
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



6.   Income Taxes

The benefit for income taxes is different from amounts which would be provided by applying the statutory federal income tax rate to loss before benefit for income taxes for the following reasons:


                                       Years Ended
                                      December 31,            Cumulative
                             -------------------------------
                                  1998            1997          Amounts
                             ----------------------------------------------

Federal income tax
  benefit at statutory rate  $        16,000   $           -   $     31,000
Change in valuation
  allowance                          (16,000)              -        (31,000)
                             ----------------------------------------------

                             $             -   $           -   $          -
                             ----------------------------------------------



Deferred tax assets (liabilities) consist of the following:


                                                   December 31,
                                        -----------------------------------
                                               1998             1997
                                        -----------------------------------

Net operating loss carryforward         $           31,000   $            -
Valuation allowance                                (31,000)               -
                                        -----------------------------------

                                        $                -   $            -
                                        -----------------------------------



At December 31, 1998, the Company has a net operating loss carryforward available to offset future taxable income of approximately $91,000, which will begin to expire in 2019. The utilization of the net operating loss carryforward is dependent upon the tax laws in effect at the time the net operating loss carryforwards can be utilized. The Tax Reform Act of 1986 significantly limits the annual amount that can be utilized for certain of these carryforward as a result of the change in ownership.



--------------------------------------------------------------------------------

                                                                I VENTURES, INC.
                                                   (A Development Stage Company)
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



7.   Supplemental Cash Flow Disclosure

There were no amounts paid for interest or income taxes for the years ended December 31, 1998 and 1997 or from the date of inception.

During the year ended December 31, 1998:

* The Company issued 500,000 shares of common stock in exchange for a stock subscription receivable in the amount of $500,000; the stock subscription receivable was paid subsequent to year ended December 31, 1998.


* The Company purchased property and equipment in exchange for 25,000 shares of common stock and a note payable for $62,743.


8.   Fair Value of Financial Instruments

None of the Company's debt instruments are held for trading purposes. The Company estimates that the fair value of all financial instruments at December 31, 1998, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is necessarily required in the interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.


9.   Stock Options

Information regarding stock options is summarized below:


                                            Number of       Option Price
                                             Options          Per Share
                                        -----------------------------------

Outstanding at December 31, 1996
  and 1997                                               -   $            -
     Granted                                     1,275,000             1.00
                                        -----------------------------------

Outstanding at December 31, 1998                 1,275,000   $         1.00
                                        -----------------------------------


No options are exercisable at December 31, 1998.



--------------------------------------------------------------------------------

                                                                I VENTURES, INC.
                                                   (A Development Stage Company)
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------


10.  Stock-Based Compensation

The Company has adopted the disclosure only provisions of Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation. Accordingly, no compensation cost has been recognized in the financial statements. Had compensation cost for the Company's stock options been determined based on the fair value at the grant date for awards in 1998, consistent with the provisions of SFAS no. 123 the Company's earnings and earnings per share would not have changed.


The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions:


                                                            December 31,
                                                          -----------------
                                                                1998
                                                          -----------------

Expected dividend yield                                   $               -
Expected stock price volatility                                           -
Risk-free interest rate                                                  5%
Expected life of options                                           10 years
                                                          -----------------


The weighted average fair value of options granted during 1998 is $.39.


The following table summarizes information about stock options outstanding at December 31, 1998:


                 Options Outstanding                     Options Exercisable
              ------------------------------------------------------------------
                             Weighted
                              Average
                 Number      Remaining    Weighted      Number       Weighted
   Range of    Outstanding  Contractual    Average    Exercisable    Average
   Exercise        at          Life       Exercise        at         Exercise
    Prices      12/31/98      (Years)       Price      12/31/98       Price
--------------------------------------------------------------------------------

$      1.00    1,275,000         9.9   $     1.00          -        $    -
--------------------------------------------------------------------------------

                                                                                                       ONE WORLD ONLINE.COM, INC.
                                                                                                    (A Development Stage Company)
                                                                                    Unaudited Proforma Consolidated Balance Sheet

                                                                                                                   March 31, 1999
---------------------------------------------------------------------------------------------------------------------------------

              Assets                                                      One World                                Medizone
                                                                           Online            I-Ventures            Canada
Current assets:
         Cash                                                                $ 2,701,018           $ 327,860            $ 16,323
         Accounts receivable                                                      40,198              26,849                 857
         Other current assets                                                      5,900               4,200                   -
                                                                     ------------------------------------------------------------

                          Total current assets                                 2,747,116             358,909              17,180

Investment                                                                       495,000                   -                   -
Equipment, net                                                                    60,496             180,743                   -
Other assets                                                                      18,265                 800                   -
                                                                     ------------------------------------------------------------

                           Total assets                                      $ 3,320,877           $ 540,452            $ 17,180
                                                                     ------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

              Liabilities and Stockholders' Equity

Current liabilities:
         Accounts payable                                                    $    27,333           $       -               $ 438
         Accrued liabilities                                                      71,560              34,076                   -
         Current portion of capital lease obligations                              3,124                   -                   -
         Related party notes payable                                              19,000                   -                   -
                                                                     ------------------------------------------------------------

                          Total current liabilities                              121,017              34,076                 438
                                                                     ------------------------------------------------------------

Capital lease obligations                                                         12,419                   -                   -
                                                                     ------------------------------------------------------------

Stockholders' equity
         Common stock                                                              9,500               3,225               2,750
         Additional paid in capital                                            3,446,000             842,838             260,593
         Accumulated deficit                                                    (268,059)           (339,687)           (246,601)
                                                                     ------------------------------------------------------------

                           Total stockholders' equity                           3,187,441             506,376              16,742
                                                                     ------------------------------------------------------------

                           Total liabilities and stockholders' equity        $ 3,320,877           $ 540,452            $ 17,180
                                                                     ------------------------------------------------------------

                                                                                                       ONE WORLD ONLINE.COM, INC.
                                                                                                    (A Development Stage Company)
                                                                                    Unaudited Proforma Consolidated Balance Sheet
                                                                                                                      (continued)

                                                                                                                   March 31, 1999
---------------------------------------------------------------------------------------------------------------------------------

              Assets                                                                   Post-merger
                                                                    Combined           Adjustments              As Adjusted
Current assets:
         Cash                                                          $ 3,045,201          $        -              $ 3,045,201
         Accounts receivable                                                67,904             (26,849) (A)              41,055
         Other current assets                                               10,100                   -                   10,100
                                                               -----------------------------------------------------------------

                          Total current assets                           3,123,205                                    3,096,356

Investment                                                                 495,000            (495,000) (B)                   -
Equipment, net                                                             241,239                   -                  241,239
Other assets                                                                19,065                   -                   19,065
                                                               -----------------------------------------------------------------

                           Total assets                                $ 3,878,509          $ (521,849)             $ 3,356,660
                                                               -----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

              Liabilities and Stockholders' Equity

Current liabilities:
         Accounts payable                                              $    27,771          $  (26,849) (A)         $       922
         Accrued liabilities                                               105,636                   -                  105,636
         Current portion of capital lease obligations                        3,124                   -                    3,124
         Related party notes payable                                        19,000                   -                   19,000
                                                               -----------------------------------------------------------------

                          Total current liabilities                        155,531                                      128,682
                                                               -----------------------------------------------------------------

Capital lease obligations                                                   12,419                                       12,419
                                                               -----------------------------------------------------------------

Stockholders' equity
         Common stock                                                       15,475                                       15,475
         Additional paid in capital                                      4,549,431            (737,884) (B)           3,811,547
         Accumulated deficit                                              (854,347)            242,884  (B)            (611,463)
                                                               -----------------------------------------------------------------

                           Total stockholders' equity                    3,710,559                                    3,215,559
                                                               -----------------------------------------------------------------

                           Total liabilities and
                           stockholders' equity                        $ 3,878,509          $ (521,849)             $ 3,356,660
                                                               -----------------------------------------------------------------


                                                                              ONE WORLD ONLINE.COM, INC.
                                                                           (A Development Stage Company)
                                                 Unaudited Proforma Consolidated Statement of Operations

                                                                       Janaury 1, 1999 to March 31, 1999
--------------------------------------------------------------------------------------------------------

                                                           One World                         Medizone
                                                            Online         I-Ventures        Canada

Revenue                                                       $  138,613      $   36,162     $         -

Cost of sales                                                     62,489         142,879               -
                                                       --------------------------------------------------

Gross margin                                                      76,124        (106,717)              -

General and administrative expenses                              240,251         141,495           3,717
                                                       --------------------------------------------------

                          Loss before income taxes              (164,127)       (248,212)         (3,717)

Income tax benefit                                                     -               -               -
                                                       --------------------------------------------------

                         Net loss                             $ (164,127)     $ (248,212)    $    (3,717)
                                                       --------------------------------------------------

Loss per share - basic and diluted                            $    (0.07)     $    (0.03)    $     (0.00)
                                                       --------------------------------------------------

Weighted Average Shares - basic and diluted                    2,228,000       8,852,000       2,250,000
                                                       --------------------------------------------------



                                                                                          ONE WORLD ONLINE.COM, INC.
                                                                                       (A Development Stage Company)
                                                             Unaudited Proforma Consolidated Statement of Operations
                                                                                                         (continued)

                                                                                   Janaury 1, 1999 to March 31, 1999
--------------------------------------------------------------------------------------------------------------------

                                                                            Post-merger
                                                           Combined        Adjustments              As Adjusted

Revenue                                                       $ 174,775          $ (31,618) (C)       $     143,157

Cost of sales                                                   205,368            (31,618) (C)             173,750
                                                       -------------------------------------------------------------

Gross margin                                                    (30,593)                 -                  (30,593)

General and administrative expenses                             385,463                  -                  385,463
                                                       -------------------------------------------------------------

                          Loss before income taxes             (416,056)                 -                 (416,056)

Income tax benefit                                                    -                                           -
                                                       -------------------------------------------------------------

                         Net loss                            $ (416,056)         $       -            $    (416,056)
                                                       -------------------------------------------------------------

Loss per share - basic and diluted                                                                    $       (0.03)
                                                                                                --------------------

Weighted Average Shares - basic and diluted                                                              15,475,000
                                                                                                --------------------



                           ONE WORLD ONLINE.COM, INC

          NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS


(A) Represents an I-Ventures, Inc. receivable and a One World Online, Incorporated payable for related party sales and services.

(B) Represents the One World Online, Incorporated and I-Ventures, Inc. reverse acquisition.

(C) Represents revenues and cost of sales on related party sales from I-Ventures, Inc. to One World Online, Incorporated.